Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions
15. Related Party Transactions
As a result of Atlas’ ownership of the Company’s Series Seed Preferred Stock, Series A Preferred Stock and Series B Preferred Stock, Atlas represents an affiliate of the Company. During the years ended December 31, 2022 and 2021, the Company incurred expenses of less than $0.1 million and $0.1 million, respectively, related to consulting services provided by an affiliate of Atlas. As of December 31, 2021, the Company had amounts due to this affiliate of $0.1 million. No such amounts were due to this affiliate as of December 31, 2022.